RESTRUCTURING AND ACQUISITION-RELATED COSTS (Tables)	12 Months Ended
Dec. 29, 2024
Analysis of income and expense [abstract]
Restructuring and related costs and disclosure of transactions recognized separately from acquisition
Restructuring and acquisition-related costs are presented in the following table, and are comprised of costs directly related to significant exit activities, including the closure of business locations or the relocation of business activities, significant changes in management structure, as well as transaction, exit, and integration costs incurred pursuant to business acquisitions.

	2024	2023

Employee termination and benefit costs	$—	$16,638
Exit, relocation and other costs	5,619	10,936
Net (gain) loss on disposal, write-downs and accelerated depreciation of property, plant and equipment, right-of-use assets and computer software related to exit activities	(10,948)	18,142
Acquisition-related transaction costs	—	46
	$(5,329)	$45,762